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                                                            EXHIBIT 4.1
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



           NUMBER                                                                    SHARES





                               PHYSICIANS CARE FOR CONNECTICUT, INC.

                          Class A Common Stock, No Par Value Per Share
                                   3,000 Authorized Shares



    THIS CERTIFIES THAT                                                              IS THE
                          -----------------------------------------------------------
    REGISTERED HOLDER OF                                                             SHARES
                          -----------------------------------------------------------


          of the fully paid and non-assessable common stock of Physicians Care for Connecticut, Inc.

     TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.


     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED
     BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

                 THIS                day                of               A.D.,
                      --------------                       --------------        ----



     ----------------------------------                     ------------------------------
     President                                              Secretary

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                                      CERTIFICATE
                                          FOR


                                         SHARES






                                         OF THE



                                       ISSUED TO

                             ---------------------------------


                             DATED ---------------------------

-------------------------------------------------------------------------------

      FOR VALUE RECEIVED _________ HEREBY SELL, ASSIGN, AND TRANSFER
      UNTO _________________________________________________________
      _______________________________________________________ SHARES
      OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND
      DO, HEREBY, IRREVOCABLY CONSTITUTE AND APPOINT ______________ _____________________________________________________ ATTORNEY
      TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORA-TION, WITH FULL POWER OF SUBSTITUTION ON THE PREMISES.

          DATED __________________ 19__.
                IN PRESENCE OF

                                           ________________________________


    Notice is hereby given that the shares of stock represented by this certificate is subject to the provisions and restrictions on transfer and redemption included in the Certificate of Incorporation of the Corporation, a copy of which is on file at the office of the Corporation, and that any transfer of the shares of stock represented by this Certificate shall be void unless said transfer is in compliance with said Certificate.